Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended December 26, 2021
FREMONT, Calif., January 26, 2022 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended December 26, 2021 (the “December 2021 quarter”).
Highlights for the December 2021 quarter were as follows:
•Revenue of $4.23 billion.
•U.S. GAAP gross margin of 46.8%, U.S. GAAP operating income as a percentage of revenue of 31.7%, and U.S. GAAP diluted EPS of $8.44.
•Non-GAAP gross margin of 46.8%, non-GAAP operating income as a percentage of revenue of 32.0%, and non-GAAP diluted EPS of $8.53.
Key Financial Data for the Quarters Ended
December 26, 2021 and September 26, 2021
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	December 2021	September 2021	Change Q/Q
Revenue	$4,226,604	$4,304,465	- 2%
Gross margin as percentage of revenue	46.8%	45.9%	+ 90 bps
Operating income as percentage of revenue	31.7%	31.9%	- 20 bps
Diluted EPS	$8.44	$8.27	+ 2%

Non-GAAP
	December 2021	September 2021	Change Q/Q
Revenue	$4,226,604	$4,304,465	- 2%
Gross margin as percentage of revenue	46.8%	46.0%	+ 80 bps
Operating income as percentage of revenue	32.0%	32.4%	- 40 bps
Diluted EPS	$8.53	$8.36	+ 2%

U.S. GAAP Financial Results
For the December 2021 quarter, revenue was $4,227 million, gross margin was $1,978 million, or 46.8% of revenue, operating expenses were $640 million, operating income was 31.7% of revenue, and net income was $1,195 million, or $8.44 per diluted share on a U.S. GAAP basis. This compares to revenue of $4,304 million, gross margin of $1,977 million, or 45.9% of revenue, operating expenses of $605 million, operating income of 31.9% of revenue, and net income of $1,180 million, or $8.27 per diluted share, for the quarter ended September 26, 2021 (the “September 2021 quarter”).
Non-GAAP Financial Results
For the December 2021 quarter, non-GAAP gross margin was $1,979 million, or 46.8% of revenue, non-GAAP operating expenses were $627 million, non-GAAP operating income was 32.0% of revenue, and non-GAAP net income was $1,207 million, or $8.53 per diluted share. This compares to non-GAAP gross margin of $1,980 million, or 46.0% of revenue, non-GAAP operating expenses of $586 million, non-GAAP operating income of 32.4% of revenue, and non-GAAP net income of $1,192 million, or $8.36 per diluted share, for the September 2021 quarter.
“Lam delivered record calendar year 2021 financial performance within a robust wafer fabrication spending environment” said Tim Archer, Lam Research’s President and Chief Executive Officer. “While supply chain conditions worsened in late December and are causing near-term impacts to our results, we expect wafer fabrication equipment investments to again increase in calendar year 2022, leading to another strong growth year for Lam.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances increased to $5.6 billion at the end of the December 2021 quarter compared to $4.9 billion at the end of the September 2021 quarter. This increase was primarily the result of $1.4 billion of cash generated from operating activities, partially offset by $415 million of share repurchases, including net share settlement of employee stock-based compensation; $211 million of dividends paid to stockholders; and $138 million of capital expenditures.
Deferred revenue at the end of the December 2021 quarter increased to $1,458 million compared to $1,110 million as of the end of the September 2021 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptances. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $328 million as of December 26, 2021 and $331 million as of September 26, 2021.
Revenue
The geographic distribution of revenue during the December 2021 quarter is shown in the following table:

Region	Revenue
China	26%
Korea	25%
Taiwan	18%
Japan	12%
Southeast Asia	9%
United States	6%
Europe	4%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	December 26, 2021	September 26, 2021	December 27, 2020
	(In thousands)
System revenue	$2,740,173	$2,924,883	$2,307,421
Customer support-related revenue and other	1,486,431	1,379,582	1,148,816
	$4,226,604	$4,304,465	$3,456,237
System revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook

For the quarter ended March 27, 2022, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$4.25 Billion	+/-	$300 Million	—		$4.25 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	45.0%	+/-	1%	$1	Million	45.0%	+/-	1%
Operating income as a percentage of revenue	29.2%	+/-	1%	$13	Million	29.5%	+/-	1%
Net income per diluted share	$7.36	+/-	$0.75	$12	Million	$7.45	+/-	$0.75
Diluted share count	141 Million			—		141 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or recognized after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $1 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $13 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $13 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($2 million); totaling $12 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the December 2021 and September 2021 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the income tax benefit of non-GAAP items.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; demand and spending for wafer fabrication equipment; supply chain conditions and their impacts on our results; and our prospects for growth. Some factors that may affect these forward-looking statements include: supply chain disruptions and/or manufacturing capacity constraints have limited and are expected to continue to limit our ability to manufacture and sell our products; trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 27, 2021 and our quarterly report on Form 10-Q for the fiscal quarter ended September 26, 2021. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Six Months Ended
	December 26, 2021	September 26, 2021	December 27, 2020	December 26, 2021	December 27, 2020
Revenue	$4,226,604	$4,304,465	$3,456,237	$8,531,069	$6,633,317
Cost of goods sold	2,248,688	2,327,711	1,852,442	4,576,399	3,523,343
Gross margin	1,977,916	1,976,754	1,603,795	3,954,670	3,109,974
Gross margin as a percent of revenue	46.8%	45.9%	46.4%	46.4%	46.9%
Research and development	403,644	382,327	375,172	785,971	730,539
Selling, general and administrative	236,133	222,194	218,899	458,327	408,647
Total operating expenses	639,777	604,521	594,071	1,244,298	1,139,186
Operating income	1,338,139	1,372,233	1,009,724	2,710,372	1,970,788
Operating income as a percent of revenue	31.7%	31.9%	29.2%	31.8%	29.7%
Other income (expense), net	17,999	(28,857)	(29,941)	(10,858)	(68,733)
Income before income taxes	1,356,138	1,343,376	979,783	2,699,514	1,902,055
Income tax expense	(161,308)	(163,632)	(110,554)	(324,940)	(209,375)
Net income	$1,194,830	$1,179,744	$869,229	$2,374,574	$1,692,680
Net income per share:
Basic	$8.50	$8.32	$6.04	$16.82	$11.71
Diluted	$8.44	$8.27	$5.96	$16.71	$11.55
Number of shares used in per share calculations:
Basic	140,630	141,743	143,830	141,187	144,549
Diluted	141,530	142,612	145,910	142,071	146,579
Cash dividend declared per common share	$1.50	$1.50	$1.30	$3.00	$2.60

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 26, 2021	September 26, 2021	June 27, 2021
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$5,086,544	$4,042,151	$4,418,263
Investments	242,590	569,472	1,310,872
Accounts receivable, net	3,402,840	3,397,180	3,026,430
Inventories	3,074,177	2,872,141	2,689,294
Prepaid expenses and other current assets	296,711	263,738	207,528
Total current assets	12,102,862	11,144,682	11,652,387
Property and equipment, net	1,503,385	1,372,533	1,303,479
Restricted cash and investments	250,863	251,448	252,487
Goodwill and intangible assets	1,601,755	1,614,959	1,622,499
Other assets	1,226,563	1,181,930	1,061,300
Total assets	$16,685,428	$15,565,552	$15,892,152
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$6,201	$6,368	$11,349
Other current liabilities	3,856,950	3,402,852	3,516,518
Total current liabilities	3,863,151	3,409,220	3,527,867
Long-term debt and finance lease obligations	4,988,121	4,988,964	4,990,333
Income taxes payable	891,545	881,325	948,037
Other long-term liabilities	466,830	466,000	398,727
Total liabilities	10,209,647	9,745,509	9,864,964
Stockholders’ equity (2)	6,475,781	5,820,043	6,027,188
Total liabilities and stockholders’ equity	$16,685,428	$15,565,552	$15,892,152

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 140,275 as of December 26, 2021, 140,811 as of September 26, 2021, and 142,501 as of June 27, 2021.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	December 26, 2021	September 26, 2021	December 27, 2020	December 26, 2021	December 27, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,194,830	$1,179,744	$869,229	$2,374,574	$1,692,680
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	81,705	79,874	76,389	161,579	149,301
Deferred income taxes	(13,550)	(13,023)	(2,462)	(26,573)	(4,312)
Equity-based compensation expense	62,834	58,099	52,109	120,933	108,097
Other, net	(66,514)	(8,690)	6,690	(75,204)	11,029
Changes in operating assets and liabilities	181,201	(838,480)	(657,318)	(657,279)	(969,647)
Net cash provided by operating activities	1,440,506	457,524	344,637	1,898,030	987,148
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(138,493)	(136,427)	(92,072)	(274,920)	(154,878)
Net sale (purchase) of available-for-sale securities	325,171	738,043	168,102	1,063,214	(568,972)
Other, net	(595)	(4,923)	(6,090)	(5,518)	(7,876)
Net cash provided by (used for) investing activities	186,083	596,693	69,940	782,776	(731,726)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(1,698)	(6,338)	(4,596)	(8,036)	(23,769)
Treasury stock purchases	(414,815)	(1,236,753)	(723,297)	(1,651,568)	(1,171,878)
Dividends paid	(211,216)	(185,431)	(187,927)	(396,647)	(355,056)
Reissuance of treasury stock related to employee stock purchase plan	46,380	—	41,434	46,380	41,434
Proceeds from issuance of common stock	3,451	742	8,108	4,193	13,646
Other, net	(205)	188	961	(17)	(1,179)
Net cash used for financing activities	(578,103)	(1,427,592)	(865,317)	(2,005,695)	(1,496,802)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(4,678)	(3,776)	8,187	(8,454)	12,269
Net increase (decrease) in cash, cash equivalents, and restricted cash	1,043,808	(377,151)	(442,553)	666,657	(1,229,111)
Cash, cash equivalents, and restricted cash at beginning of period	4,293,599	4,670,750	4,382,525	4,670,750	5,169,083
Cash, cash equivalents, and restricted cash at end of period	$5,337,407	$4,293,599	$3,939,972	$5,337,407	$3,939,972

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	December 26, 2021	September 26, 2021
Revenue	$4,226,604	$4,304,465
Gross margin	$1,979,000	$1,979,742
Gross margin as percentage of revenue	46.8%	46.0%
Operating expenses	$627,445	$586,477
Operating income	$1,351,555	$1,393,265
Operating income as a percentage of revenue	32.0%	32.4%
Net income	$1,207,340	$1,191,561
Net income per diluted share	$8.53	$8.36
Shares used in per share calculation - diluted	141,530	142,612
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 26, 2021	September 26, 2021
U.S. GAAP net income	$1,194,830	$1,179,744
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,092	1,092
Elective deferred compensation ("EDC") related liability valuation (decrease) increase - cost of goods sold	(8)	1,896
EDC related liability valuation (decrease) increase - research and development	(15)	3,412
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,357	12,357
EDC related liability valuation (decrease) increase - selling, general and administrative	(10)	2,275
Amortization of note discounts - other income (expense), net	689	683
Loss (Gain) on EDC related asset - other income (expense), net	56	(7,437)
Net income tax benefit on non-GAAP items	(1,651)	(2,461)
Non-GAAP net income	$1,207,340	$1,191,561
Non-GAAP net income per diluted share	$8.53	$8.36
U.S. GAAP net income per diluted share	$8.44	$8.27
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	141,530	142,612

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	December 26, 2021	September 26, 2021
U.S. GAAP gross margin	$1,977,916	$1,976,754
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,092	1,092
EDC related liability valuation (decrease) increase	(8)	1,896
Non-GAAP gross margin	$1,979,000	$1,979,742
U.S. GAAP gross margin as a percentage of revenue	46.8%	45.9%
Non-GAAP gross margin as a percentage of revenue	46.8%	46.0%
U.S. GAAP operating expenses	$639,777	$604,521
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,357)
EDC related liability valuation decrease (increase)	25	(5,687)
Non-GAAP operating expenses	$627,445	$586,477
U.S. GAAP operating income	$1,338,139	$1,372,233
Non-GAAP operating income	$1,351,555	$1,393,265
U.S. GAAP operating income as percent of revenue	31.7%	31.9%
Non-GAAP operating income as a percent of revenue	32.0%	32.4%

Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com